Exhibit 10.1

Execution Version

First AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 19, 2017, by and among KMG Chemicals, Inc., a Texas corporation (the “Borrower”), the other Borrower Parties party hereto, and KeyBank National Association, a national banking association (“KeyBank”), as administrative agent (in such capacity, the “Agent”) for the Lenders under, and as defined in, the Credit Agreement (as defined below), in its own capacity (including as the Replacement Lender (as defined below) and acting with the consent of the Consenting Lenders (as defined below).  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as defined below), as amended hereby.

RECITALS

WHEREAS, the Borrower, the other Borrower Parties, the Lenders from time to time party thereto, and the Agent are party to that certain Credit Agreement dated as of June 15, 2017 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to and in accordance with Section 12.2 of the Credit Agreement, the Borrower has requested that the Credit Agreement be amended as provided herein to, among other things, reduce the interest rate applicable to the Term Loans and the Revolving Credit Loans;

WHEREAS, each Lender (a “Consenting Lender”) that executes and delivers a consent to this Amendment in the form of the “Lender Consent” attached hereto as Annex I (each, a “Lender Consent”) shall have consented to the amendments to the Credit Agreement set forth in this Amendment;

WHEREAS, both prior to and after giving effect to the Replacement Loans (as defined below), the Consenting Lenders shall constitute the Required Lenders, and after giving effect to the Replacement Loans, the Consenting Lenders shall constitute all Term Loan Lenders and all Revolving Credit Lenders; and

WHEREAS, the Agent, in its own capacity and at the direction and for and on behalf of each Consenting Lender, is willing, on the terms and subject to the conditions set forth below, to consent to the amendments of the Credit Agreement described herein;

NOW THEREFORE, in consideration of the foregoing recitals and the mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Certain Definitions.  As used in this Amendment:

“Amendment” is defined in the preamble hereto.

“Consenting Lender” is defined in the third recital hereto.

“Credit Agreement” is defined in the first recital hereto.

“First Amendment Effective Date” shall mean the date on which the conditions set forth in Section 3 of this Amendment are satisfied or waived.

“Lender Consent” is defined in the third recital hereto.

“Replacement Lender” is defined in Section 2 hereof.

“Replacement Loans” are defined in Section 2 hereof.

Section 2.Replacement Loans.  The Borrower, the Borrower Parties, the Agent and the Lenders party hereto acknowledge and agree that Non-Consenting Lenders, in lieu of executing assignment agreements in connection with this Amendment pursuant to Section 5.12(b) of the Credit Agreement, will instead be repaid in full with proceeds of new Term Loans made by Keybank (the “Replacement Lender”) on the First Amendment Effective Date in the aggregate principal amount of $74,459,727.89 (such Term Loans being “Replacement Loans”) and shall be paid their accrued interest thereon by the Borrower on the First Amendment Effective Date. Such Replacement Loans shall constitute “Initial Term Loans” and “Term Loans” for all purposes under the Credit Agreement and the other Loan Documents, and shall be on the same terms and conditions (and constitute a part of the same tranche of loans) as all other Initial Term Loans (as amended hereby). The parties hereto acknowledge and agree (a) that the Replacement Loans are not Incremental Term Loans and (b) that Section 5.6 of the Credit Agreement (and any other provision in the Credit Agreement requiring pro rata application of the prepayment of Term Loans) shall not apply to the repayment of the Term Loans of such Non-Consenting Lenders with the proceeds of such Replacement Loans and that such repayment shall not reduce the amount of installment payments due in respect of the Term Loans pursuant to Section 4.3(a) of the Credit Agreement.  With respect to the Replacement Loans, the parties hereto waive the notice requirement and the requirement to prepay Term Loans in whole multiples of $1,000,000 set forth in Section 4.4(a) of the Credit Agreement.

Section 3.Amendments.  Upon satisfaction of the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

3.1.Section 1.1 of the Credit Agreement is hereby amended by deleting the defined term “Applicable Margin” and replacing it with the following:

“ “Applicable Margin” means, (a) with respect to the Term Loan Facility, the corresponding percentages per annum for LIBOR Rate Loans and Base Rate Loans as set forth below based on the Consolidated Net Leverage Ratio:

Level	Consolidated Net Leverage Ratio	LIBOR +	Base Rate +
1	Greater than 2.50 to 1.00	2.75%	1.75%
2	Less than or equal to 2.50 to 1.00	2.50%	1.50%

and (b) with respect to the Revolving Credit Facility, the corresponding percentages per annum for LIBOR Rate Loans and Base Rate Loans as set forth below based on the Consolidated Net Leverage Ratio:

Level	Consolidated Net Leverage Ratio	Commitment Fee	LIBOR +	Base Rate +
1	Greater than 4.25 to 1.00	0.375%	2.75%	1.75%
2	Greater than 3.75 to 1.00 but less than or equal to 4.25 to 1.00	0.375%	2.50%	1.50%
3	Less than or equal to 3.75 to 1.00	0.375%	2.25%	1.25%

The Applicable Margin shall be determined and adjusted quarterly on the date five (5) Business Days after the day on which the Borrower provides an Officer’s Compliance Certificate pursuant to Section 8.2(a) for its most recently ended fiscal quarter (each such date, a “Calculation Date”); provided that (a) as of the First Amendment Effective Date, the Applicable Margin shall be based on Pricing Level 1 with respect to the Term Loan Facility and Pricing Level 3 with respect to the Revolving Credit Facility until the first Calculation Date occurring after the First Amendment Effective Date with respect to the first full fiscal quarter ending thereafter and, thereafter the Pricing Level shall be determined by reference to the Consolidated Net Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, and (b) if the Borrower fails to provide an Officer’s Compliance Certificate when due as required by Section 8.2(a) for the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, the Applicable Margin from the date on which such Officer’s Compliance Certificate was required to have been delivered shall be based on Pricing Level 1 until such time as such Officer’s Compliance Certificate is delivered, at which time the Pricing Level shall be determined by reference to the Consolidated Net Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding such Calculation Date.  The applicable Pricing Level shall be effective from one Calculation Date until the next Calculation Date.  Any adjustment in the Pricing Level shall be applicable to all Extensions of Credit then existing or subsequently made or issued.

Notwithstanding the foregoing, in the event that any financial statement or Officer’s Compliance Certificate delivered pursuant to Section 8.1 or Section 8.2(a) is shown to be inaccurate (regardless of whether (i) this Agreement is in effect, (ii) any Commitments are in effect, or (iii) any Extension of Credit is outstanding when such inaccuracy is discovered or such financial statement or Officer’s Compliance Certificate was delivered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (A) the Borrower shall immediately deliver to the Agent a corrected Officer’s Compliance Certificate for such Applicable Period, (B) the Applicable Margin for such Applicable Period shall be determined as if the Consolidated Net Leverage Ratio in the corrected Officer’s Compliance Certificate were applicable for such Applicable Period, and (C) the Borrower shall (subject to Section 4.1 and Section 4.2) immediately and retroactively be obligated to pay to the

Agent the accrued additional interest and fees owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Agent in accordance with Section 5.4.  Nothing in this paragraph shall limit the rights of the Agent and the Lenders with respect to Section 5.1(b) and Section 10.2 nor any of their other rights under this Agreement or any other Loan Document.  The Borrower’s obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Credit Agreement Obligations hereunder.

The Applicable Margins set forth above shall be increased as, and to the extent, required by Section 5.13.”

3.2.Section 1.1 of the Credit Agreement is hereby amended by deleting the defined term “Term Loan” and replacing it with the following:

“ “Term Loans” means the Initial Term Loans (including the Replacement Loans) and “Term Loan” means any of such Term Loans.”

3.3.Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“ “First Amendment Effective Date” shall have the meaning assigned to such term in the First Amendment to Credit Agreement.”

“ “First Amendment to Credit Agreement” shall mean that certain First Amendment to Credit Agreement dated as of December 19, 2017, by and among the Borrower, the other Borrower Parties party thereto, and the Agent, in its own capacity and acting with the consent of the Lenders.”

“ “Replacement Loans” shall mean the replacement term loans made by Keybank to the Borrower on the First Amendment Effective Date.”

3.4.Section 4.4 of the Credit Agreement is hereby amended by deleting clause (c) thereof and replacing it in full with the following:

“ “(c)Call Protection.  In the event that a Repricing Event occurs on or prior to the date that is six (6) months after the First Amendment Effective Date, the Borrower shall pay to the Agent, for the ratable account of each Term Loan Lender, a fee equal to 1.00% of the aggregate principal amount of the Term Loans subject to such Repricing Event.  If, on or prior to the date that is six months after the First Amendment Effective Date, all or any portion of the Term Loans held by any Lender are assigned pursuant to Section 5.12(b) as a result of, or in connection with, such Lender not agreeing or otherwise consenting to any waiver, consent, or amendment in connection with a Repricing Event on or prior to the date that is six (6) months after the First Amendment Effective Date, the Borrower shall pay to such assigning Lender a fee of 1.00% of the Loans so assigned in connection with such assignment.”

Section 4.Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

4.1.the Agent shall have received (i) from each Consenting Lender that, collectively, constitute the Required Lenders before giving effect to the Replacement Loans, a duly executed Lender Consent, (ii) a Lender Consent duly executed by Keybank as the Replacement Lender, such that, collectively with all other Consenting Lenders, constitute both (A) the Required Lenders and (B) all Term Loan Lenders and Revolving Credit Lenders, and (iv) from the Borrower and each other Borrower Party, a counterpart of this Agreement duly executed by such party;

4.2.the truth and accuracy of the representations and warranties contained in Section 4 hereof; and

4.3.the Borrower shall have delivered to the Agent a duly executed Notice of Borrowing with respect to the Replacement Loans.

4.4.the Borrower shall have paid (a) all accrued and unpaid interest and fees on the aggregate principal amount of the Term Loans of all Non-Consenting Lenders up to, but not including, the First Amendment Effective and (b) all fees, indemnities, reasonable and documented cost reimbursements (including, without limitation, all reasonable fees and expenses of Latham & Watkins LLP incurred in connection with this Amendment), and other Credit Agreement Obligations, if any, then due and owing to the Lenders or the Agent under the Loan Documents or pursuant to any other documentation entered into in connection with this Amendment.

Section 5.Representations and Warranties.  In order to induce the other parties hereto to enter into this Amendment, each Borrower Party hereby represents and warrants to the Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Amendment, that:

5.1.all the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects, on and as of the date hereof after giving effect to this Amendment (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty was true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty was true and correct in all respects as of such earlier date);

5.2.such Borrower Party has the right, power, and authority and has taken all necessary corporate and other action to authorize the execution, delivery, and performance of this Amendment and the Credit Agreement (as amended hereby), and each such document constitutes the legal, valid, and binding obligation of such Borrower Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar state or federal Bankruptcy Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies;

5.3.neither the execution, delivery, and performance of this Amendment by such Borrower Party, the performance by such Borrower Party of the Credit Agreement (as amended hereby), nor the consummation of the transactions contemplated hereby does or shall (a) require any Governmental Approval or violate any Applicable Law relating to any Borrower Party or any Subsidiary thereof where the failure to obtain such Governmental Approval or such violation could reasonably be expected to have a Material Adverse Effect, (b) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws, or other organizational documents of any Borrower Party or any Subsidiary thereof, (c) conflict with, result in a breach of, or constitute a default under any indenture, agreement, or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (d) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Permitted Liens, or (e) require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity, or enforceability of this Amendment and the Credit Agreement (as amended hereby) other than (i) consents, authorizations, filings, or other acts or consents for which the failure to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) consents or filings under the UCC or other similar laws in other applicable foreign jurisdictions, (iii) filings with the United States Copyright Office and/or the United States Patent and Trademark Office or other similar laws in other applicable foreign jurisdictions, and (iv) Mortgage filings with the applicable county recording office or register of deeds; and

5.4.no Default or Event of Default exists or would result from the transactions contemplated by this Amendment.

Section 6.Reference to and Effect Upon the Credit Agreement.

6.1.Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

6.2.The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver, or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power, or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, (iii) constitute a waiver of any provision of the Credit Agreement or any Loan Document, (iv) create a course of dealing or otherwise obligate the Agent or the Lenders to forbear, waive, consent, or execute similar amendments under the same or similar circumstances in the future.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan

Documents to the “Credit Agreement” shall mean the Credit Agreement as amended hereby.  This Amendment shall be construed in connection with and as part of the Credit Agreement.

Section 7.Costs and Expenses.  As provided in Section 12.3 of the Credit Agreement, the Borrower agrees to reimburse Agent for all reasonable out of pocket expenses incurred by the Agent and its Affiliates (including the reasonable fees, charges, and disbursements of counsel for the Agent) in connection with the preparation, negotiation, execution, and delivery of this Amendment.

Section 8.Loan Document.  This Amendment is a Loan Document.

Section 9.GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 10.Headings.  Section headings in this Amendment are included herein for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

Section 11.Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

Section 12.Reaffirmation.  The Borrower Parties signatory hereto hereby reaffirm their guaranties of the Credit Agreement Obligations and reaffirm that the Credit Agreement Obligations are and continue to be secured by the security interest granted by the Borrower Parties in favor of the Agent, on behalf of itself and the Lenders, under the Security Agreement and the other Loan Documents and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants, and representations of the Borrower Parties under such documents and agreements entered into with respect to the obligations under the Credit Agreement are hereby ratified and affirmed in all respects by the Borrower Parties.  Each Borrower Party acknowledges that all references to “Credit Agreement” in the Loan Documents shall take into account the provisions of this Amendment and be a reference to the “Credit Agreement” as amended hereby.

[remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to Credit Agreement as of the date first written above.

Borrower:

KMG CHEMICALS, INC.,
a Texas corporation

By: /s/ Christopher T. Fraser

Name:Christopher T. Fraser

Title:President and Chief Executive Officer

OTHER BORROWER PARTIES:

KMG-BERNUTH, INC.,
a Delaware corporation

By: /s/ Christopher T. Fraser

Name:Christopher T. Fraser

Title:President and Chief Executive Officer

KMG ELECTRONIC CHEMICALS, INC.,
a Texas corporation

By: /s/ Christopher T. Fraser

Name:Christopher T. Fraser

Title:President and Chief Executive Officer

KMG VAL-TEX, LLC,
a Texas limited liability company

By: /s/ Christopher T. Fraser

Name:Christopher T. Fraser

Title:President and Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

SEALWELD CORPORATION (2003), INC.,
a Nevada corporation

By: /s/ Christopher T. Fraser

Name:Christopher T. Fraser

Title:President and Chief Executive Officer

SEALWELD (USA), INC.,
a Texas corporation

By: /s/ Christopher T. Fraser

Name:Christopher T. Fraser

Title:President and Chief Executive Officer

KMG FCM, INC.,
a Delaware corporation

By: /s/ Christopher T. Fraser

Name:Christopher T. Fraser

Title:President and Chief Executive Officer

KMG-FLOWCHEM, INC.,
a Delaware corporation

By: /s/ Christopher T. Fraser

Name:Christopher T. Fraser

Title:President and Chief Executive Officer

FLOWCHEM HOLDINGS LLC,
a Delaware limited liability company

By: /s/ Christopher T. Fraser

Name:Christopher T. Fraser

Title:President and Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

FLOWCHEM INTERMEDIATE HOLDINGS LLC,
a Delaware limited liability company

By: /s/ Christopher T. Fraser

Name:Christopher T. Fraser

Title:President and Chief Executive Officer

FLOWCHEM ACQUISITION LLC,
a Delaware limited liability company

By: /s/ Christopher T. Fraser

Name:Christopher T. Fraser

Title:Chief Executive Officer

FLOWCHEM LLC,
a Delaware limited liability company

By: /s/ Christopher T. Fraser

Name:Christopher T. Fraser

Title:Chief Executive Officer

FLX INC.,
a Texas corporation

By: /s/ Christopher T. Fraser

Name:Christopher T. Fraser

Title:Chief Executive Officer

MPOWER SPECIALTY CHEMICALS LLC,
a Texas limited liability company

By: /s/ Christopher T. Fraser

Name:Christopher T. Fraser

Title:Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

FLOWCHEM EXPORT COMPANY,
a Texas corporation

By: /s/ Christopher T. Fraser

Name:Christopher T. Fraser

Title:Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION,
as Agent

By: /s/ Jeff Kalinowski

Name:Jeff Kalinowski

Title:Senior Vice President

[Signature Page to First Amendment to Credit Agreement]